SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) December 1, 2000
                                                         ----------------

                        Oakwood Mortgage Investors, Inc.
                        --------------------------------
               (Exact name of registrant as specified in charter)


              Nevada                333-72621            88-0396566
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     (State or other jurisdiction  (Commission           (IRS Employer
      of incorporation)            File Number)       Identification No.)

    101 Convention Center Drive, Suite 850,  Las Vegas, Nevada       89109
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               (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code (702) 949-0056
                                                        ----------------
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         (Former name or former address, if changed since last report.)

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Item 5.           Other Events.

              On December 1, 2000, Oakwood Mortgage Investors, Inc., a Nevada corporation (the "Registrant"), Oakwood Acceptance Corporation, a North Carolina corporation ("OAC") and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee") entered into Amendment No. 1 ("Amendment No. 1") to the Series 2000-C Pooling and Servicing Agreement, dated as of September 1, 2000, by and among the Registrant, OAC and the Trustee (the "Series Agreement"), which incorporates the Registrant's Standard Terms to Pooling and Servicing Agreement, May 1999 Edition.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

      Exhibits

      4.1 Amendment No. 1 to Series 2000-C Pooling and Servicing Agreement, dated as of December 1, 2000, among Oakwood Mortgage Investors, Inc., Oakwood Acceptance Corporation and Wells Fargo Bank Minnesota, National Association, as trustee.

                                   Signatures


              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      December 1, 2000                             OAKWOOD MORTGAGE
                                                   INVESTORS,INC.


                                                   By:/s/ Dennis Hazelrigg
                                                      --------------------------
                                                   Name:  Dennis W. Hazelrigg
                                                   Title:  President

                                INDEX TO EXHIBITS


         4.1 Amendment No. 1 to Series 2000-C Pooling and Servicing Agreement, dated as of December 1, 2000, among Oakwood Mortgage Investors, Inc., Oakwood Acceptance Corporation and Wells Fargo Bank Minnesota, National Association, as trustee.